                                                                    EXHIBIT 99.1

                        SETTLEMENT AND RELEASE AGREEMENT

         This Settlement and Release (the "Settlement") is made as of October 24, 2003 by and among (i) AUSPEX SYSTEMS, INC. (the "Debtor") and (ii) WAL-MART STORES, INCORPORATED ("Wal-Mart"; together with the Debtor, the "Parties" and such, separately, a "Party") in full and final settlement of certain claims and objections as set forth below:

                                    RECITALS

A.                On April 22, 2003 (the "Petition Date"), the Debtor filed a voluntary petition under Chapter 11 of Title 11 of the United States Code, case number 03-52596mm ("Bankruptcy Case");

B.                On or about September 26, 2002, Wal-Mart issued to the Debtor a purchase order ("PO") for (i) two pairs of Auspex proprietary servers (which servers included Debtor's embedded proprietary software) ( "Hardware"), (ii) Auspex professional services to assist in data migration, training and related travel (collectively, "Professional Services") and (iii) pre-paid maintenance and support on the new system and maintenance and support on older Auspex equipment and software (NS8000) (collectively, "Maintenance");

C.                Under the terms of the PO, the Debtor was required to provide
                           Maintenance for a total of 5 years from the date of installation as follows: (i) With regard to the new Hardware, the first three years of Maintenance (1095 days) were pre-paid at a cost of $277,224, and the remaining two years of Maintenance were free; and
                           (ii) Maintenance for the old Wal-Mart systems was pre-paid in full for a 5 year period at a cost of $100,000. Prior to the Petition Date, the Debtor delivered to Wal-Mart the Hardware, performed the Professional Services and began providing Maintenance. Wal-Mart accepted the Hardware and paid the Debtor a total of $1,643,400, plus taxes;

D.                Pursuant to an order of the Bankruptcy Court dated June 19,
                           2003, the Debtor sold its "Service Business" to GlassHouse Technologies, Inc. ("GlassHouse"). The sale to GlassHouse closed on June 20, 2003. Although GlassHouse was assigned virtually all of the Debtor's pre-paid service contracts, it did not take an assignment of the Debtor's Maintenance obligations to Wal-Mart. On July 25, 2003, the Bankruptcy Court granted the Debtor's motion to reject the Debtor's agreement with Wal-Mart, effective June 20, 2003, and established August 25, 2003 as the last day for Wal-Mart to file a claim ("Rejection Order"). Wal-Mart is working with GlassHouse to mitigate its damages caused by the Debtor's rejection of its agreement;

E.                On August 13, 2003, Wal-Mart filed a non-priority, general unsecured claim for rejection damages in the amount of $1,233,900 ("Claim");

F.                In order to comply with certain accounting rules and
                           regulations, the Debtor scheduled its obligation to Wal-Mart as a contested, unliquidated, non-priority unsecured claim in the amount of $936,232.57 ("Scheduled Claim");

G.                On or about September 17, 2003, the Debtor, through its
                           counsel, filed an objection to the Claim asserting, inter alia, that Wal-Mart's damages related to the rejection related only to the pre-paid, unused Maintenance that had a remaining value of $338,643 as of the effective date of the Rejection Order ("Claim Objection");

H.                Wal-Mart responded to the Claim Objection by directly
                           contacting Debtor's counsel in early October 2003;

I.                On or about October 10, 2003, the Debtor caused to be served on all creditors and interest holders its (i) First Amended Disclosure Statement For Plan of Liquidation, and (ii) First Amended Plan of Liquidation ("Plan");

J.                In order to avoid the costs and risks of litigation, and to resolve the disputes between the Parties, the Parties have determined to resolve their disputes with regard to the (i) the Hardware, Maintenance and Professional Services; (ii) the Claim; (iii) the Scheduled Claim;
                           (iv) the Claim Objection; and (v) the Bankruptcy Case, upon the terms, provisions and conditions of this Agreement; and

K.                The Parties have carefully considered the terms of this
                           Settlement and, after having had the opportunity to consult with their respective attorneys are satisfied that it is fair and reasonable.

                                   SETTLEMENT

         NOW, THEREFORE, the Parties agree as follows:

1. The foregoing Recitals are hereby incorporated into this Settlement.

2. Except as otherwise noted herein, subject to the entry of an order from the Bankruptcy Court approving this Settlement ("Order"), Wal-Mart shall have an allowed, non-priority, general unsecured claim against the Debtor's estate in the amount of SEVEN HUNDRED THOUSAND DOLLARS ($700,000) ("Allowed Claim"). The Allowed Claim shall be subject to the identical treatment accorded to all allowed non-priority, general unsecured claimants under the Plan.

3. If this Settlement is not approved by the Court or the Order is reversed by a higher court, the Settlement shall be deemed null and void.

4. In the event that this Settlement shall become null and void pursuant to paragraph 3 herein, neither the terms nor statements contained in this Settlement, any motion or motions filed seeking an order from the Court approving this Settlement, nor correspondence related to the negotiation, drafting or approval of this Settlement, shall be argued, admitted into evidence, nor deemed to be an admission against any Party's interest in any litigation by and between the Parties.

5. Except for obligations arising out of the terms of this Settlement and the Plan, and further conditioned upon entry of the Order, Wal-Mart on the one hand, and the Debtor on the other hand, in respect of the mutual promises and other consideration recited in this Settlement, hereby release their respective successors, assigns, and past and present attorneys, accountants, agents, principals, members, representatives, affiliates, parents, subsidiaries, officers, directors, partners, employees, employers, sureties, and stockholders, jointly and severally from any and all claims, demands, claims for relief, causes of action, debts, losses and liabilities, or any combination of the same, whether known or unknown, whether suspected or unsuspected, whether at law or in equity, whether fixed or contingent, whether liquidated or unliquidated, whether matured or unmatured, whether direct, indirect or consequential, and whether asserted or unasserted, which the releasing parties under this paragraph or the persons or entities on whose behalf they release under this paragraph had, now have, or may, shall, or can hereafter have, arising out of, by reason of, or relating in any way whatsoever to the (i) Hardware, Maintenance and Professional Services; (ii) the Claim; (iii) the Scheduled Claim; (iv) the Claim Objection; and (v) the Bankruptcy Case.

6. Each of the Parties has read and understands the contents of section 1542 of the Civil Code of the State of California, and, to the extent of the releases provided herein, Wal-

                           Mart and the Debtor each hereby expressly waive that section and the benefits thereof. Section 1542 reads as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN CONNECTION WITH THE PARTIES' WAIVER OF THEIR RESPECTIVE RIGHTS UNDER SECTION 1542, THE PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE THAT THEY NOW KNOW OR BELIEVE TO BE TRUE. NEVERTHELESS, IT IS THE INTENTION OF THE PARTIES HERETO, AND EACH OF THEM, TO RELEASE ALL MATTERS THAT ARE SUBJECT TO THIS AGREEMENT, AND ALL CLAIMS RELATIVE THERETO, WHICH NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED.

7. Wal-Mart and the Debtor acknowledge that this Settlement is a compromise of disputed claims and that neither admits, and each expressly denies, any liability on its part.

8. This Agreement, to the extent that it provides for releases of claims or liabilities to persons other than the actual parties to this Agreement, is intended for and shall be enforceable for the benefit of or by any such persons, as well as the successors and permitted assignees of such persons.

9. Each person signing this Settlement represents and warrants that he/she has been duly authorized and has the requisite authority to execute and deliver this Settlement on behalf of such Party and to bind his/her respective Party(s) to the terms and conditions of the Settlement.

10. Both prior to and after the date hereof, and without any further consideration, each Party hereto shall do, execute, acknowledge and deliver all and every further acts, assurances, documents and instruments as may be reasonably requested by the other to effect the purpose and intent of this Agreement.

11. The Parties represent and acknowledge in executing this Settlement, they do not rely and have not relied upon any representation or statement made by any Party or any of their agents, shareholders, representatives or attorneys, with regard to the subject matter, basis or effect of this Settlement or otherwise, other than as specifically stated in this Settlement.

12. The Parties further declare in making this Settlement, they have relied entirely upon their own judgment, beliefs and interest and the advice of their counsel (for whose expense each shall be solely responsible) and that they have had a reasonable period of time to consider this Settlement.

13. The Parties acknowledge that each Party and its counsel have reviewed this Settlement, and that each fully understands and voluntarily accepts all the provisions contained in this Agreement. The Parties further agree that this Settlement was the product of negotiations between the Parties and that any rule of construction that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Settlement.

14. The language of all parts of this Settlement shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the Parties.

15. Should any provision of this Settlement be declared or be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions shall not be affected thereby and said illegal, unenforceable or invalid part, term or provision shall be deemed not to be a part of this Settlement.

16. This Settlement sets forth the entire agreement between the Parties and fully supercedes any and all prior agreements and understandings, written or oral, between the Parties pertaining to the subject matter hereof.

17. No modification of this Settlement shall be binding or enforceable unless in writing and signed by the Parties.

18. This Settlement shall be binding upon and inure to the benefit of the Parties, their respective heirs, executors, successors, administrators and assigns.

19. This Settlement shall be interpreted and construed in accordance with the provisions of the Bankruptcy Code and, where not inconsistent, the laws of the State of California, without regard to the conflict of laws of the State of California. Each of the Parties hereby irrevocably consents to the jurisdiction of the Bankruptcy Court with respect to any action to enforce the terms and provisions of this Settlement and expressly waives any right to commence any such action in any other forum.

20. The Parties hereto represent and warrant to each other that they have not assigned, encumbered or transferred, or purported to assign, encumber or transfer, to any person, firm or entity whatsoever any claim, debt, liability, demand, obligation, cost, expense, damage, action, cause of action, or right to be released hereunder, and that no other person or entity of any kind has or has had an interest in any claim, debt, liability, demand, obligation, cost, expense, damage, action, cause of action, or right referenced herein.

21. This Agreement may be executed in one or more counterparts, all of which together shall comprise one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by the mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of a party shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the party assembling the document(s).


AUSPEX SYSTEMS, INC.




By /s/ Peter Simpson
   --------------------------------------------------
       Peter Simpson,  Chief Financial Officer



WAL-MART STORES, INCORPORATED



By /s/ Craig Sharkey
   -----------------------------------------


   -----------------------------------------
               (Print Name)


Title  Senior Assistant General Counsel,
       Logistics Wal-Mart Legal Department
      --------------------------------------
               (Print Title)